Exhibit 10.1

AMENDMENT NO. 3

To

AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 3 to Amended and Restated Credit Agreement (the “Agreement”), dated as of August 21, 2013, is entered into by and among WILLIS LEASE FINANCE CORPORATION, a Delaware corporation (the “Borrower”), UNION BANK, N.A., together with the Lenders party hereto (the “Consenting Lenders”) with reference to the following facts.

RECITALS

A.                                    Pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of November 18, 2011 by and between Borrower, Lenders, Agent, as administrative agent, joint lead arranger and sole bookrunner, Wells Fargo Bank, National Association, as syndication agent, Wells Fargo Securities, LLC, as joint lead arranger and U.S. Bank National Association, as documentation agent and joint lead arranger, as amended by that certain Amendment No. 1, Limited Waiver and Consent to Amended and Restated Credit Agreement and Amendment No. 1 to Security Agreement dated as of September 13, 2012 and as amended by that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of June 18, 2013 (as amended, supplemented, or otherwise modified from time to time the “Credit Agreement”), Lenders have made available to Borrower a revolving credit facility in the aggregate principal amount not to exceed Four Hundred Fifty Million Dollars ($450,000,000.00) (the “ Loan”), subject to Sections 2.10 and 2.19 of the Credit Agreement.  Except as otherwise specifically provided herein, all capitalized terms used and not defined herein shall have the meanings set forth in the Credit Agreement.

B.                                    The Loan is currently evidenced by Notes which are secured by the Collateral pursuant to, among other things, the Security Agreement, the Mortgage and Security Agreement, the Custodial Agreement, the Stock Pledge Agreement, each Owner Trustee Mortgage and Security Agreement, each Beneficial Interest Pledge Agreement, each Subsidiary Guaranty, each Owner Trustee Guaranty, each Leasing Subsidiary Security Assignment, UCC financing statements and such other agreements, and all amendments thereto, instruments and documents (as defined more particularly in the Credit Agreement, and collectively, the “Collateral Documents”).

C.                                    The Credit Agreement, the Notes, the Collateral Documents, together with any other documents executed by or among the parties in connection with the Loan, and any and all amendments and modifications thereto, and together with all financing statements and other documents or instruments filed or recorded in connection with the Collateral and/or the Loan, as more particularly defined in the Credit Agreement, are referred to collectively as the “Loan Documents”.  This Agreement is a Loan Document.

D.                                    Borrower has requested several modifications to the Credit Agreement with respect to certain definitions of the Credit Agreement.  The Consenting Lenders, constituting the “Requisite Lenders” for purposes of Section 12.16 of the Credit Agreement, are willing to modify the terms of the Loan Documents as more particularly described below and subject to all terms and conditions set forth herein, after which such amendments will be binding upon all the parties to the Credit Agreement in accordance with the last sentence of Section 12.16 of the Credit Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree and covenant as follows:

AGREEMENT

1.                                      Recitals.  The recitals set forth above are true, accurate and correct.

2.                                      Reaffirmation of the Loan.  Borrower reaffirms all of its obligations under all of the Notes and all other Loan Documents, in each case either as originally executed or as the same may from time to time be supplemented, modified, amended, restated, extended or supplanted.  Borrower acknowledges that it has no claims, offsets or defenses with respect to the payment of sums due under the Notes or any other Loan Document.

3.                                      Modification of Credit Agreement.  The Credit Agreement is hereby modified as follows:

3.1                               Definition of Excluded Subsidiary.  Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Excluded Subsidiary” and replacing it with the following:

“‘Excluded Subsidiary’ shall mean, collectively and each individually, (i) each of WEST and the WEST Subsidiaries, (ii) WLFC Funding (Ireland) Limited, (iii) Willis Lease France, (iv) Willis Aviation Finance Limited, (v) Willis Lease (China Limited), and any other Wholly-Owned Subsidiary of the Borrower formed solely for the purpose of owning the equity of Willis Lease (China) Limited, (vi) any Wholly-Owned Subsidiary of the Borrower formed for the purpose of owning or leasing the Borrower’s Canadair Model CL-600 aircraft and registering such aircraft in the Isle of Man and (vii) each of the WOLF Subsidiaries, provided that such WOLF Subsidiaries shall cease to be “Excluded Subsidiaries” hereunder upon the refinancing of the Indebtedness of such WOLF Subsidiaries with Loans made under this Agreement, in which case the Borrower and such WOLF Subsidiaries shall comply with the provisions of Section 7.15.5 of this Agreement.”

3.1                               Definition of Investments.  Section 1.1 of the Credit Agreement is hereby amended by adding the following to the end of the definition of “Investment”:

“Notwithstanding the foregoing, neither Borrower’s acquisition of securities in WOLF A340 LLC pursuant to that certain Securities Purchase Agreement dated as of June 28, 2013 by and between Borrower and Waha Capital PJSC, a United Arab Emirates company, nor the loans from HSH Nordbank AG, New York Branch, to WOLF A340 LLC as of June 28, 2013 (or any refinancing thereof) shall be considered an Investment hereunder.”

3.2                               Definition of Subsidiary.  Section 1.1 of the Credit Agreement is hereby amended by deleting the last sentence of the definition of “Subsidiary” and replacing it with the following:

“Notwithstanding the foregoing, the Excluded Subsidiaries shall only be considered Subsidiaries hereunder with respect to Section 6.14 and Section 7.3 and the definitions related thereto; provided, however, none of the WOLF Subsidiaries shall be considered a Subsidiary in any respect hereunder so long as all Indebtedness of such WOLF Subsidiaries (i) remains non-recourse to Borrower and (ii) is not Guaranteed Indebtedness of Borrower.”

3.3                               Definition of WOLF Subsidiaries.  Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition of “WOLF Subsidiaries” in appropriate alphabetical order:

“WOLF Subsidiaries’ shall mean, collectively and each individually, WOLF A340 LLC and each of its Wholly-Owned Subsidiaries and any Owner Trusts of which WOLF A340 LLC or any of its Wholly-Owned Subsidiaries holds the beneficial interest therein.”

3.4                               Revolving Commitment.  Schedule 2.1 of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.1 attached hereto.

4.                                      Conditions Precedent.  Before this Agreement becomes effective and any party becomes obligated under it, all of the following conditions shall have been satisfied in a manner acceptable to Agent in its sole judgment:

4.1                               Agent shall have received an original of (i) this Agreement and (ii) the Consent and Reaffirmation of Guaranties attached hereto, each duly executed by an authorized signatory of each party thereto and in form and substance satisfactory to Agent and its legal counsel.

4.2                               Agent shall have received any other any other agreements, resolutions, documents, opinion letters, entity documents, UCC and litigation searches, and information relating to the Loan (including evidence of Borrower’s authority to enter into this Agreement) that Agent may reasonably require or request in connection with this Agreement or in accordance with the other Loan Documents.

4.3                               All of the representations and warranties of Borrower set forth in this Agreement shall be true and correct in all material respects on and as of the date of this Agreement (except to the extent that such representations and warranties by their terms are specifically made as of a date other than the date hereof).

5.                                      Payment of Expenses.  Borrower shall pay the fees and expenses of Agent’s outside counsel, as well as any other costs and expenses incurred or payable by the Lenders in connection herewith.

6.                                      Borrower’s Representations and Warranties.  Borrower represents and warrants to Lenders as follows:

6.1                               Loan Documents.  Except as otherwise disclosed to Agent in writing prior to the date of this Agreement, all representations and warranties made and given by Borrower in the Loan Documents are true, accurate and correct as of the date hereof.

6.2                               No Default.  There exists no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default.

6.3                               Borrowing Entity.  Borrower is a corporation, duly organized and existing and in good standing under the laws of the State of Delaware, and is qualified or licensed to do business in all jurisdictions (including California) in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed could result in an Event of Default.  There have been no changes in the ownership structure or formation documents of Borrower since the original date of the Credit Agreement other than changes of ownership resulting from the issuance of or trading of Borrower’s publicly traded shares of common Stock or preferred stock, the Borrower’s redemption of its preferred Stock, the Borrower’s repurchases of its common Stock, or as otherwise disclosed in writing to Administrative Agent.

6.4                               Existing Liens.  As of the date hereof, except as disclosed in writing to Agent, no Liens exist on any of Borrower’s assets and/or property of any kind other than Permitted Liens and other Liens permitted by Section 7.9 of the Credit Agreement.

7.                                      No Impairment; No Novation.  Except as specifically hereby amended, the Loan Documents shall each remain unaffected by this Agreement and all Loan Documents shall remain in full force and effect.  The execution and delivery of this Agreement shall not constitute a novation of any Loan Document.

8.                                      Integration.  The Loan Documents, including this Agreement:  (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties.  If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Agreement shall prevail.

9.                                      Miscellaneous.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument.  Delivery of an executed counterpart of the signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement, and any party delivering such an executed counterpart of the signature page to this Agreement by facsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other party; provided; however, that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.  If any court of competent jurisdiction in the state of New York determines any provision of this Agreement or any of the other Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of the Loan Documents.  This Agreement shall be governed by the laws of the State of New York, without regard to the choice of law rules of that State.  As used in this Agreement, the word “include(s)” means “includes(s), without limitation,” and the word “including” means “including, but not limited to.”  In the event of a dispute between any of the parties hereto over the meaning of this Agreement, all parties shall be deemed to have been the drafter hereof, and any applicable law that states that contracts are construed against the drafter shall not apply.

[Remainder of Page Intentionally Left Blank.
Signature Page Follows.]

IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above.

BORROWER

WILLIS LEASE FINANCE CORPORATION,
a Delaware corporation

By:	/s/ Donald A. Nunemaker
Name:	Donald A. Nunemaker
Title:	President

AGENT AND CONSENTING LENDER

UNION BANK, N.A.

By:	/s/ Kevin Sullivan
Name:	Kevin Sullivan
Title:	Senior Vice President

CONSENTING LENDER

BANK OF AMERICA, N.A.

By:	/s/ Russell McClymont
Name:	Russell McClymont
Title:	Sr. Vice President

CONSENTING LENDER

CITY NATIONAL BANK

By:	/s/ Jeanine Smith
Name:	Jeanine Smith
Title:	Vice President

CONSENTING LENDER

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Charles Moran
Name:	Charles Moran
Title:	Director

By:	/s/ Thomas Jean
Name:	Thomas Jean
Title:	Vice President

CONSENTING LENDER

CREDIT INDUSTRIEL ET COMMERCIAL BANK

By:	/s/ Adrienne Molloy
Name:	Adrienne Molloy
Title:	Vice President

By:	/s/ Andrew McKuin
Name:	Andrew McKuin
Title:	Vice President

CONSENTING LENDER

THE HUNTINGTON NATIONAL BANK

By:	/s/ Gregory A. Braun
Name:	Gregory A. Braun
Title:	AVP – Huntington Equipment Finance

CONSENTING LENDER

UMPQUA BANK

By:	/s/ George P. Diesch
Name:	George P. Diesch
Title:	SVP/Commercial Relationship Manager

CONSENTING LENDER

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Cecilia Person
Name:	Cecilia Person
Title:	Vice President

Schedule 2.1

Revolving Commitment

Lender	Commitment	Pro Rata Share
Union Bank, N.A.	$85,000,000.00	18.888888889%
U.S. Bank National Association	$80,000,000.00	17.777777778%
Wells Fargo Bank, N.A.	$75,000,000.00	16.666666667%
Bank of America N.A.	$55,000,000.00	12.222222222%
City National Bank	$35,000,000.00	7.777777778%
Crédit Agricole Corporate and Investment Bank	$35,000,000.00	7.777777778%
The Huntington National Bank	$35,000,000.00	7.777777778%
Credit Industriel et Commercial Bank	$25,000,000.00	5.555555556%
Umpqua Bank	$25,000,000.00	5.555555556%
TOTAL	$450,000,000.00	100.000000000%

Schedule 2.1

CONSENT AND REAFFIRMATION OF GUARANTY

The undersigned, having read and understood the foregoing Amendment No. 3 to Amended and Restated Credit Agreement (“Amendment”), hereby (i) consent to all of the terms and provisions of the Amendment, (ii) agree that the Amendment does not terminate, alter or diminish in any way any of the obligations of the undersigned to Bank under those certain Guaranties executed by the undersigned  (the “Guaranties”), and (iii) reaffirm their obligations under the Guaranties in light of the Amendments to the Credit Agreement.  The undersigned, having reread the Guaranties and with advice of their own counsel, hereby reaffirm and restate all waivers, authorizations, agreements and understandings set forth in the Guaranties, as though set forth in full herein.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amendment.

Dated:  August 21, 2013

WELLS FARGO NORTHWEST, NATIONAL ASSOCIATION,
not in its individual capacity, except as expressly provided in the Guaranties to which it is a party, but solely as Trustee

By:	/s/ David Wall
Name:	David Wall
Title:	Vice President

By:	/s/ Dean M. Poulakidas
Name:	Dean M. Poulakidas
Title:	Senior Vice President

Signed and delivered as a deed by Dean M. Poulakidas,

/s/ Dean M. Poulakidas
as attorney for WILLIS LEASE (IRELAND) LIMITED, in the presence of:

Signature of Witness:	/s/ Grace Schalich
Name of Witness:	Grace Schalich
Address of Witness:	773 San Marin Dr., Ste. 2215
Novato, CA 94998 USA
Occupation of Witness: Contract Administrator

Signed and delivered as a deed by Dean M. Poulakidas,

/s/ Dean M. Poulakidas
as attorney for WLFC (IRELAND) LIMITED, in the presence of:

Signature of Witness:	/s/ Grace Schalich
Name of Witness:	Grace Schalich
Address of Witness:	773 San Marin Dr., Ste. 2215
Novato, CA 94998 USA
Occupation of Witness: Contract Administrator

Signed and delivered as a deed by Dean M. Poulakidas,

/s/ Dean M. Poulakidas
as attorney for WEST ENGINE FUNDING (IRELAND) LIMITED, in the presence of:

Signature of Witness:	/s/ Grace Schalich
Name of Witness:	Grace Schalich
Address of Witness:	773 San Marin Dr., Ste. 2215
Novato, CA 94998 USA
Occupation of Witness: Contract Administrator